UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 13, 2019

DUKE REALTY CORPORATION
DUKE REALTY LIMITED PARTNERSHIP
(Exact name of registrant specified in its charter)

Duke Realty Corporation:

Indiana	1-9044	35-1740409
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

Duke Realty Limited Partnership:

Indiana	0-20625	35-1898425
(State of Formation)	(Commission File Number)	(IRS Employer Identification No.)

600 East 96th Street
Suite 100
Indianapolis, IN 46240
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code:
(317) 808-6000

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DRE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On August 13, 2019, Duke Realty Corporation, an Indiana corporation (the “Company”), and Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”) of which the Company is the sole General Partner, entered into a Terms Agreement (including the related Underwriting Agreement, dated as of September 4, 2018, attached as Annex A thereto and made a part thereof, the “Terms Agreement”) with each of J.P. Morgan Securities LLC, Citigroup Global Markets Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, on behalf of the underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Operating Partnership $175 million aggregate principal amount of the Operating Partnership’s 3.375% Senior Notes due 2027 (the “Notes”). The Notes were issued as additional notes of, and form a single series of securities with, the Operating Partnership’s outstanding $300 million aggregate principal amount of 3.375% Senior Notes due 2027 issued on December 12, 2017 (the “
Initial Notes
”). The Operating Partnership intends to use the net proceeds from the issuance and sale of the Notes to repay borrowings under its unsecured senior line of credit and for general corporation purposes.

A copy of the Terms Agreement is filed as Exhibit 1.1 to this Current Report on Form
8-K
(this “Report”), and the information in the Terms Agreement is incorporated into this Item 1.01 by this reference. The above description of the Terms Agreement is qualified in its entirety by reference to the Terms Agreement incorporated by reference into this Report.

The Notes were issued under the Indenture, dated as of July 28, 2006 (the “Indenture”), as supplemented by the Fourteenth Supplemental Indenture, dated as of December 12, 2017 (the “Supplemental Indenture”), by and between the Operating Partnership and The Bank of New York Mellon Trust Company, N.A. (as successor to J.P. Morgan Trust Company, National Association), as trustee (the “Trustee”). The Supplemental Indenture was previously filed with the Securities and Exchange Commission (the “Commission”) on December 12, 2017 as Exhibit 4.1 to the Company and the Operating Partnership’s combined Form
8-K.
The Indenture was previously filed with the Commission on July 28, 2006 as Exhibit 4.1 to the Operating Partnership’s prior registration statement on Form
S-3
(File No. 333-136173-01). The above description of the terms of the Supplemental Indenture is qualified in its entirety by reference to the Indenture and the Supplemental Indenture incorporated by reference into this Report.

The Notes were registered with the Commission pursuant to the Operating Partnership’s automatic shelf registration statement on Form
S-3ASR
(File No. 333-224538-01) (as the same may be amended or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”). The material terms of the Notes are described in the Operating Partnership’s final prospectus supplement, as filed with the Commission on August 14, 2019 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Operating Partnership’s prospectus, as filed with the Commission on April 30, 2018, contained in the Registration Statement.

Item 9.01.	Financial Statements and Other Exhibits

The following exhibits are filed with this Report pursuant to Item 601 of the Commission’s Regulation
S-K
in lieu of filing the otherwise required exhibits to the Registration Statement. This Report is incorporated by reference into the Registration Statement, and, as such, the Company and the Operating Partnership are incorporating by reference the exhibits to this Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Report and the exhibits hereto, however, neither the Company nor the Operating Partnership believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(iii) of the Commission’s Regulation
S-K)
in the information set forth in, and incorporated by reference into, the Registration Statement.

Exhibit Number	Description

1.1
Terms Agreement, dated as of August 13, 2019 (including the related Underwriting Agreement, dated as of September 4, 2018, attached as Annex A thereto and made part thereof), by and among the Company, the Operating Partnership and the Underwriters.

5.1	Legality opinion of Alston & Bird LLP.

8.1	Tax opinion of Alston & Bird LLP.

23.1	Consent of Alston & Bird LLP (included in exhibit 5.1).

23.2	Consent of Alston & Bird LLP (included in exhibit 8.1).

99.1	Other Expenses of Issuance and Distribution (as required by Item 14 of Part II of Form S-3).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY CORPORATION

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

DUKE REALTY LIMITED PARTNERSHIP

By: DUKE REALTY CORPORATION, its general partner

By:	/s/ Ann C. Dee
Ann C. Dee
Executive Vice President, General Counsel and Corporate Secretary

Date: August 16, 2019

[
Signature Page to Form 8-K Announcing Closing of Debt Offering
]